Exhibit 99.1

BEFORE THE
WASHINGTON UTILITIES & TRANSPORTATION COMMISSION

In the Matter of the Petition of
                                                             Docket No. ________________
PUGET SOUND ENERGY, INC.

For an Accounting Order Authorizing
Deferral of Certain Electric Energy Supply              PETITION OF PUGET
Costs for Recovery in Electric Rates                    SOUND ENERGY, INC.
                                                        FOR AN ACCOUNTING ORDER

                                                  I. INTRODUCTION
         1.       In accordance with WAC 480-09-420(7), Puget Sound Energy, Inc., ("PSE" or the "Company")
respectfully petitions the Washington Utilities & Transportation Commission (the "Commission") for an order that authorizes the deferral of a portion of its electric energy supply costs for later recovery in electric rates.
PSE is engaged in the business of providing electric and gas service within the State of Washington as a public service company, and is subject to the regulatory authority of the Commission as to its rates, service, facilities and practices.  PSE's full name and mailing address are:

                  Puget Sound Energy, Inc.
                  Attn:    Steve Secrist,
                           Director, Rates & Regulation
                  P.O. Box 97034
                  Bellevue, Washington 98009-9734

         2.       Rules and statutes that may be brought at issue in this Petition include RCW 80.01.040, RCW
80.28.020, and WAC 480-09-420(7).

         3.       PSE requests that the Commission issue an order authorizing the deferral, commencing January 1,
2002 and continuing through February 28, 2002 (the "Deferral Period"), of certain power costs related to unprecedented events in the wholesale power markets.  The calculation of such deferral is shown on Attachment A to this Petition.  PSE's recovery of such deferred costs would be subject to subsequent review by the Commission of such costs.

                                             II. PROCEDURAL BACKGROUND
         4.       On November 26, 2001, PSE filed testimony and exhibits in Docket No. UE-011570 supporting its request for a $228.3 million increase in general rates on a test year basis (the "General Rate Increase
Request").  PSE's General Rate Increase Request is currently pending before this Commission.

         5.       Concurrent with this Petition, PSE is filing testimony and exhibits supporting the deferral proposed in this Petition and an increase in electric rates of 1.4568(cent)/kWh on an interim basis (the "Interim Rate
Request"), beginning on March 1, 2002, that recovers in rates deferred power costs as well as power costs incurred during the period of interim relief.

         6.       PSE seeks the Accounting Order requested herein as part of a two step process that would enable the Commission to address the recovery of the costs deferred during the Deferral Period in the subsequent interim rate proceeding, and to do so in accordance with an orderly schedule.  PSE requests that the Commission approve this Petition and adopt the proposed order attached hereto prior to January 1, 2002, without prejudicing the rights of any party to contest the recovery of costs deferred during the Deferral Period.

                                              II. BASIS FOR DEFERRAL
         7.       PSE's net power costs include amounts paid for fuel for generation and for power purchased in wholesale markets and through long-term power purchase agreements, less amounts received for sale of surplus power in wholesale markets.  In recent years, PSE's costs for fuel for generation and long-term power purchase agreements, among other things, have steadily increased.  However, PSE has not needed a rate increase because, until the summer of 2001, PSE was able to offset its increasing power costs by selling surplus power into a spot market in which prices had risen dramatically.  During the summer of 2001, market power prices fell dramatically and with unprecedented speed.  At the same time, hydroelectric generating conditions in the region were the second worst on record.  The cumulative effect of these extraordinary circumstances has been to erode the
Company's ability to offset escalating power costs with margins from wholesale power sales.

         8.       The ongoing consequences of the events discussed above are affecting the Company's power costs to the point where the Company is currently under-recovering its net power costs by an aggregate of
$163.1 million over the 10-month period January 1, 2002, through October 31, 2002.  During the Deferral Period,
PSE's Unrecovered Power Costs1 are $63,435,000 on a cumulative basis.

         9.       The testimony and exhibits filed by PSE in the General Rate Increase Request establish that
PSE's deteriorating financial condition is due to Unrecovered Power Costs.  Deferring Unrecovered Power Costs is
critical to stem further deterioration and begin the process of rebuilding PSE's financial condition so that the
Company may regain access to capital markets on terms that are in the public interest and that are not excessive or extractive.

         10.      This Petition is supported by the Affidavit of Richard L. Hawley, PSE's Vice President and
Chief Financial Officer, and by the Affidavit of William A. Gaines, Vice President Energy Supply, which are attached to this Petition as Attachments B-1 and B-2, respectively.

                                       IV. RATE TREATMENT OF DEFERRED COSTS
         11.      PSE proposes in its Interim Rate Request that PSE be allowed to recover Unrecovered Power Costs in its electric rates (through Schedule 128), subject to refund.  Any recovery of Unrecovered Power Costs in interim rates would be subject to further review by the Commission of such costs in the general rate proceeding.

                                               V. PRAYER FOR RELIEF
         12.      Based on the foregoing, PSE respectfully requests that the Commission issue an Accounting
Order, prior to January 1, 2002, in the form attached as Attachment C.

         DATED this ______ day of December, 2001.

PERKINS COIE LLP

By
Markham A. Quehrn, WSBA #12795
Kirstin S. Dodge, WSBA #22039
William R. Mauer, WSBA #25451
Attorneys for Puget Sound Energy, Inc.

                                                   VERIFICATION

STATE OF WASHINGTON        )
                           )        ss.
COUNTY OF KING             )

         Richard L. Hawley, being first duly sworn, on oath deposes and says:
         That he is Vice President and Chief Financial Officer of Puget Sound Energy, Inc., that he has read the foregoing Petition of Puget Sound Energy, Inc. for An Accounting Order, that he knows the contents thereof, and that he believes the same to be true to the best of his knowledge and belief.

                                                     ______________________________________________________
                                                     Richard L. Hawley

         SUBSCRIBED and SWORN to before me this ____ day of December, 2001.

                                                     _______________________________________________________
                                                     Print Name: ___________________________________________
                                                     Notary Public in and for the State of
                                                     Washington, residing at _______________________________
                                                  My commission expires:____________________________________

                                                LIST OF ATTACHMENTS

Attachment A                        Calculation of Deferral of Unrecovered Power Costs

Attachment B:
                                    B-1     Affidavit of Richard L. Hawley

                                    B-2     Affidavit of William A. Gaines

Attachment C                        Proposed Accounting Order

ATTACHMENT A

                                                                                                      (Part 1 of 3)

Calculation of Deferral of Unrecovered Power Costs

The deferral of Unrecovered Power Costs is calculated as follows:

         Projected monthly amounts in FERC Accounts 501 - Steam generation fuel, 547 - Other power generation fuel, 555 - Purchase & Interchange, 447 - Sales to Other Utilities, 565 - Transmission of electricity by others, and certain costs relating to brokerage fees for the purchase and sale of electricity charged to 557 - Other expenses, were added to arrive at the Subtotal (line 14 of the attached Spreadsheet A)2.
         Projected amortization of amounts associated with the Bonneville Exchange Power Agreement ("BEP") was entered on line 16 (amounts used in determining net power cost as this item was used in the determination of power costs in the last general rate case and the Company's PRAMs).  Projected Competitive Bid, Consulting and
other expenses charged to FERC Account 557 (some of which were excluded on line 22, as discussed below) were entered on line 17.  Lines 16 and 17 were added to arrive at the Total Net Power Costs (line 19).
         Projected amounts for certain items were deducted from or added to the monthly projected Total Net Power
Cost to make them comparable to those  unit power costs in rates at the time that rates were determined through the Company's most recent electric rate case under Docket No. UE 921262 updated for the effect of the PRAMs and the Merger Stipulation.  Projected amounts in FERC Account 557 that were more closely related to operations than power costs were deducted (line 22).  Projected Non-Core Gas credits or costs accounted for in FERC 456 - Other
Electric Revenues were added on line 23 because such amounts are actually components of power costs.
         The Total Projected Power Costs (line 26) were determined by adding lines 19, 22 and 23.
         The Total Projected Power Costs (line 26) were divided by the projected Delivered Load MWh (line 28) to arrive at the Unit Cost (line 29) expressed in $/MWh.  (Delivered Load was determined by multiplying projected
Load MWh (GPI) (line 27) by 93.5% (using a 6.5% loss factor)).
         Unit Power Cost in Rates (line 31) is $24.74/MWh.  The Unit Power Cost in Rates  is reflected in the attached Spreadsheet B.  This amount was determined as follows:(i) variable fuel, purchases and interchange, wheeling and secondary sales components of power costs from the Electric Cost of Service Study (Docket UE-921262)
were added; (ii) rate changes as a result of the Company's PRAMs and Merger Stipulation, for purposes of this calculation, were then added to the Cost of Service Study amounts to arrive at the total unit power costs in rates ($485,423,763); (iii) the power costs in rates were then divided by energy delivered per the Electric Cost of Service Study (19,622,026,883) to arrive at the Unit Cost in Rates ($24.74/MWh).
         Projected Unit Cost (line 29) was then compared to Unit Power Cost in Rates (line 31) to arrive at the amount of Unrecovered Unit Power Cost (line 33) expressed in $/MWh. Unrecovered Unit Power Cost was multiplied by the Delivered Load MWh (line 28) to determine the amount of total unrecovered power cost (line 34).
         For accounting purposes, the deferral would be recorded on a monthly basis in FERC Account 182.3, "Other regulatory assets".  Interest would be accrued on any deferred balance at the interest rate applicable to customer deposits.

                                                   Puget Sound Energy
                                              Proposed Power Cost Recovery
                                      Projected Power Costs January - October 2002
                                       AURORA 11-15-2001 average of 40 Water Years
                                                                                                                 Subtotal
                                                                           Jan-02              Feb-02             Jan+Feb

          501   Coal                                                   $    3,011          $    2,768
          547   Natural Gas                                           $    19,227         $    19,383
                Fuel Total                                            $    22,238         $    22,151         $    44,389

          555   Purchase & Interchange                                $    51,562         $    44,010         $    95,572
          447   Secondary Sale                                       $    (1,836)        $    (1,402)        $    (3,238)
          565   Wheeling                                               $    3,547          $    3,547          $    7,094

          557   Brokerage Fees                                          $      28           $      28           $      56

                Subtotal                                              $    75,539         $    68,334         $   143,873

                BEP Amort incl. in 555                                  $     294           $     294           $     588
                Comp Bid and All Other 557                              $     616           $     616          $    1,232

                Total Net Power Costs                                 $    76,449         $    69,244         $   145,693

                Remove Other 557                                      $     (616)         $     (616)        $    (1,232)
                Non-Core Gas (Credit) Cost                             $    4,876          $    5,242         $    10,119

                Total Tracked Power Costs                             $    80,710         $    73,870         $   154,580
                Load
                                                                        2,134,090           1,806,129
                Delivered Load MWh
                                                                        1,995,374           1,688,730           3,684,105
                Unit Cost $/MWh
                                                                            40.45               43.74               41.96

                Tracked Rate                                                24.74               24.74               24.74

                Rate Increase Needed
                                                                            15.71               19.00              17.219
                Increase before Gross-up x1000                        $    31,344         $    32,091         $    63,435
                Gross-up for Revenue Sensitive Items
                                                                         0.955234            0.955234            0.955234
                    Total Increase Needed                             $    32,813         $    33,595         $    66,408

                              Puget Sound Energy
                     Proposed Electric Power Cost Recovery
                            Tracked Mills in Rates

Line                                 Description                                           Total
 No.
  6    Electric Cost of Service Study- Docket No. UE-921262
  7    Subtotal Variable Fuel, P&I, Wheeling and Secondary                             $        326,195,099
  8
  9    Energy (Delivered, including losses)
                                                                                             19,622,026,883
  10   Generation Mills
                                                                                                      16.62
  11
  12   Fuel, Purchase & Interchange, Wheeling Rate Increases
  13   1993 Increased Costs                                                             $        85,243,172
  14   1994 Increased Costs                                                            $         31,951,866
  15   1995 Increased Costs                                                             $        32,025,880
  16   1997 Increased Costs                                                            $       (36,648,803)
  17   1998 Increased Costs                                                            $         11,925,258
  18   1999 Increased Costs                                                            $         12,314,503
  19   2000 Increased Costs                                                            $         12,774,139
  20   2001 Increased Costs                                                             $         9,642,648
  21   Subtotal Generation Costs - Increase 1994-2001                                  $        159,228,664
  22
  23   Total Generation Costs - 2001                                                    $       485,423,763
  24
  25   Energy (Delivered, including losses)
                                                                                             19,622,026,883
  26   Tracked Mills in Rates
                                                                                                      24.74
  27
  28   Difference Mills - 1993 vs. 2001
                                                                                                       8.11
  29   % Difference                                                                                  48.81%

ATTTACHMENT B-1:
HAWLEY AFFIDAVIT Page - 2
[07770-0054/BA013330.102]

                                                                                            ATTACHMENT B-1

                                                    BEFORE THE
                                WASHINGTON UTILITIES AND TRANSPORTATION COMMISSION

In the Matter of the Petition of
                                                            DOCKET NO. ______________

PUGET SOUND ENERGY, INC.
                                                            AFFIDAVIT OF
                                                            RICHARD L. HAWLEY PUGET SOUND ENERGY, INC.'S
For an Accounting Order Authorizing Deferral of             ANSWER TO MOTIONPUGET SOUND ENERGY, INC.'S
Certain Electric Energy Supply Costs for Recovery in        ANSWER TO MOTIONSTIPULATED FACTSSTIPULATED
Electric Rates                                              FACTS

--------------------------------------------------------

STATE OF WASHINGTON                         )
                                            ) ss.
COUNTY OF KING                              )

         I, Richard L. Hawley, being first duly sworn on oath deposes and says:

         1.       I am the Vice President and Chief Financial Officer for Puget Sound Energy, Inc. ("PSE" or "the
Company") and hold, in addition, the same position with PSE's parent company, Puget Energy, Inc.  My business address is 411 108th Avenue N.E., Suite 1500, Bellevue, Washington, 98004.

         2.       My educational and professional qualifications and responsibilities at PSE are set forth in the attached Direct Testimony of Richard L. Hawley dated December 3, 2001 ("Testimony").

         3.       I have reviewed the attached Testimony (RLH-1T) and Exhibits (RLH-2, RLH-3, RLH-4), and swear and affirm that the information stated therein is true and correct, to the best of my information and belief.

         EXECUTED this _____ day of December, 2001, at Bellevue, Washington.

                                                     _______________________________________________________
                                                     Richard L. Hawley

         SUBSCRIBED and SWORN to before me this ____ day of December, 2001 by Richard L. Hawley.

                                                     _______________________________________________________
                                                     Print Name:____________________________________________
                                                     Notary Public in and for the State of
                                                     Washington, residing at _______________________________
                                                     My commission expires:_________________________________

ATTACHMENT B-2:
W. GAINES AFFIDAVIT Page - 2
[07770-0054/BA013330.102]

                                                                                            ATTACHMENT B-2

                                                    BEFORE THE
                                WASHINGTON UTILITIES AND TRANSPORTATION COMMISSION

In the Matter of the Petition of
                                                            DOCKET NO. ______________

PUGET SOUND ENERGY, INC.
                                                            AFFIDAVIT OF
                                                            WILLIAM A. GAINES PUGET SOUND ENERGY, INC.'S
For an Accounting Order Authorizing Deferral of             ANSWER TO MOTIONPUGET SOUND ENERGY, INC.'S
Certain Electric Energy Supply Costs for Recovery in        ANSWER TO MOTIONSTIPULATED FACTSSTIPULATED
Electric Rates                                              FACTS

--------------------------------------------------------

STATE OF WASHINGTON                         )
                                            ) ss.
COUNTY OF KING                              )

         I, William A. Gaines, being first duly sworn on oath deposes and says:

         1.       I am Vice President Energy Supply for Puget Sound Energy, Inc. ("PSE" or "the Company").  My
business address is 411 108th Avenue N.E., Suite 1500, Bellevue, Washington, 98004.

         2.       My educational and professional qualifications and responsibilities at PSE are set forth in the attached Direct Testimony of William A. Gaines dated December 3, 2001 ("Testimony").

         3.       I have reviewed the attached Testimony (WAG-1T) and Exhibits (WAG-2, WAG-3, WAG-4), and swear and affirm that the information stated therein is true and correct, to the best of my information and belief.

         EXECUTED this _____ day of December, 2001, at Bellevue, Washington.

                                                     William A. Gaines

         SUBSCRIBED and SWORN to before me this ____ day of December, 2001 by William A. Gaines.

                                                     Print Name:____________________________________________
                                                     Notary Public in and for the State of
                                                     Washington, residing at _______________________________
                                                     My commission expires:_________________________________

ATTACHMENT C:
PROPOSED ORDER - Page 7
[07770-0054/BA013330.102]

                                                                                              ATTACHMENT C

                                                    BEFORE THE
                                 WASHINGTON UTILITIES & TRANSPORTATION COMMISSION

In the Matter of the Petition of
                                                             Docket No. ________________
PUGET SOUND ENERGY, INC.

For an Accounting Order Authorizing Deferral of Certain      ORDER GRANTING DEFERRAL OF POWER COST EXPENSES
Electric Energy Supply Costs for Recovery in Electric        (PROPOSED)
Rates
---------------------------------------------------------

                          MEMORANDUM

         1.       On December 3, 2001, Puget Sound Energy, Inc. ("PSE" or "the Company") submitted a Petition to the Washington Utilities & Transportation Commission (the "Commission") for an order authorizing the deferral of a portion of its expenditures of electric energy supply costs.  Concurrent with this filing, PSE also submitted a
Petition for Interim Rate Relief (the "Interim Rate Request") requesting an increase in general rates of
1.4568(cent)/kWh on an interim basis that recovers in rates deferred power costs as well as power costs incurred during the period of interim relief.
         2.       In its Accounting Petition, PSE requested that it be permitted to defer such costs commencing
January 1, 2002 and continuing through February 28, 2002 (the "Deferral Period"), after which PSE proposed to recover such deferred costs in its electric rates.  PSE stated that recovery of such deferred costs would be subject to further review by the Commission.
         3.       The Petition stated that PSE's net power costs include amounts paid for fuel for generation and for power purchased in wholesale markets and through long-term power purchase agreements, less amounts received for sale of surplus power in wholesale markets.  The Petition further stated that in recent years, PSE's costs for fuel for generation and long-term power purchase agreements, among other things, have steadily increased.
         4.       The Petition further stated that until the summer of 2001, PSE was able to offset its increasing power costs by selling surplus power into a spot market in which prices had risen dramatically.
During the summer of 2001, market power prices fell dramatically and with unprecedented speed.  At the same time, hydroelectric generating conditions in the region were the second worst on record.  The cumulative effect of these extraordinary circumstances has been to erode the Company's ability to offset escalating power costs with margins from wholesale power sales.
         5.       PSE defined "Unrecovered Power Costs" as the amount by which PSE's actual power costs exceed the amount of average power costs embedded in existing rates (2.474(cent)/kWh). The Petition stated that during the
Deferral Period, PSE's Unrecovered Power Costs are $63,435,000 on a cumulative basis.
         6.       Supporting affidavits to the Petition allege that PSE's deteriorating financial condition is due to Unrecovered Power Costs.  They further allege that deferring Unrecovered Power Costs is critical to stem further deterioration and begin the process of rebuilding PSE's financial condition so that the Company may regain access to capital markets on terms that are in the public interest and that are not excessive or extractive.
         7.       PSE proposes in its Interim Rate Request that PSE be allowed to recover Unrecovered Power Costs in its electric rates (through Schedule 128), subject to refund.  Any recovery of Unrecovered Power Costs in interim rates would be subject to further review by the Commission of such costs in the general rate proceeding.
         8.       The specific accounting requested by PSE in its Petition is set forth in the Exhibit A to this
Order.

                                                     FINDINGS
         9.       PSE is engaged in the business of furnishing electric and gas service within the State of
Washington as a public service company, and is subject to the jurisdiction of this Commission.
         10.      On December 3, 2001, PSE filed with the Commission pursuant to WAC 480-09-420(7) a Petition to defer certain power costs.
         11.      The deferred accounting treatment requested in this Petition is reasonable and is in the public interest and should be approved, particularly in light of the extraordinary and unprecedented events described in the Interim Rate Request filed by PSE.

                                                       ORDER
         WHEREFORE, THE COMMISSION HEREBY ORDERS:
         12.      Authorization is hereby given to PSE to defer certain power costs, in accordance with Exhibit A to this Order.  The period for deferrals shall begin January 1, 2002 and continue through February 28, 2002.
         13.      The Company shall prepare and submit confidential reports to the Commission on a monthly basis, by the end of each succeeding month, related to the deferrals.  The reports will include all calculations and accounting entries and begin immediately.
         14.      The interest on deferred amounts shall be accrued at the interest rate applicable to customer deposits.
         15.      The Commission, under its general ratemaking authority, has the ability in subsequent PSE rate proceedings to evaluate the reasonableness of the Company's expenditures associated with power supply purchases to meet its energy supply obligations.  The Company bears the burden of proof in any such proceeding regarding these matters to show that such costs were prudently incurred and that subsequent recovery of these costs through rates is appropriate.
         16.      This order shall in no way affect the authority of this Commission over rates, services, accounts, evaluations, estimates, or determination of cost or any matters whatsoever that may come before it, nor shall anything herein be construed as an acquiescence in any estimate or determination of costs claimed or asserted.
         17.      The Commission retains jurisdiction over the subject matter and PSE to effect the provisions of this order.
         DATED at Olympia, Washington, and effective this _____ day of ___________,  _____.

                                                     MARILYN SHOWALTER, Chairwoman

                                                     RICHARD HEMSTAD, Commissioner

                                                     PATRICK J. OSHIE, Commissioner

                                                     EXHIBIT A
                                                     (Part 1 of 3)

                                Calculation of Deferral of Unrecovered Power Costs

The deferral of Unrecovered Power Costs is calculated as follows:

         Projected monthly amounts in FERC Accounts 501 - Steam generation fuel, 547 - Other power generation fuel, 555 - Purchase & Interchange, 447 - Sales to Other Utilities, 565 - Transmission of electricity by others, and certain costs relating to brokerage fees for the purchase and sale of electricity charged to 557 - Other expenses, were added to arrive at the Subtotal (line 14 of the attached Spreadsheet A)3.
         Projected amortization of amounts associated with the Bonneville Exchange Power Agreement ("BEP") was entered on line 16 (amounts used in determining net power cost as this item was used in the determination of power costs in the last general rate case and the Company's PRAMs).  Projected Competitive Bid, Consulting and
other expenses charged to FERC Account 557 (some of which were excluded on line 22, as discussed below) were entered on line 17.  Lines 16 and 17 were added to arrive at the Total Net Power Costs (line 19).
         Projected amounts for certain items were deducted from or added to the monthly projected Total Net Power
Cost to make them comparable to those  unit power costs in rates at the time that rates were determined through the Company's most recent electric rate case under Docket No. UE 921262 updated for the effect of the PRAMs and the Merger Stipulation.  Projected amounts in FERC Account 557 that were more closely related to operations than power costs were deducted (line 22).  Projected Non-Core Gas credits or costs accounted for in FERC 456 - Other
Electric Revenues were added on line 23 because such amounts are actually components of power costs.
         The Total Projected Power Costs (line 26) were determined by adding lines 19, 22 and 23.
         The Total Projected Power Costs (line 26) were divided by the projected Delivered Load MWh (line 28) to arrive at the Unit Cost (line 29) expressed in $/MWh.  (Delivered Load was determined by multiplying projected
Load MWh (GPI) (line 27) by 93.5% (using a 6.5% loss factor)).
         Unit Power Cost in Rates (line 31) is $24.74/MWh.  The Unit Power Cost in Rates  is reflected in the attached Spreadsheet B.  This amount was determined as follows:(i) variable fuel, purchases and interchange, wheeling and secondary sales components of power costs from the Electric Cost of Service Study (Docket UE-921262)
were added; (ii) rate changes as a result of the Company's PRAMs and Merger Stipulation, for purposes of this calculation, were then added to the Cost of Service Study amounts to arrive at the total unit power costs in rates ($485,423,763); (iii) the power costs in rates were then divided by energy delivered per the Electric Cost of Service Study (19,622,026,883) to arrive at the Unit Cost in Rates ($24.74/MWh).
         Projected Unit Cost (line 29) was then compared to Unit Power Cost in Rates (line 31) to arrive at the amount of Unrecovered Unit Power Cost (line 33) expressed in $/MWh. Unrecovered Unit Power Cost was multiplied by the Delivered Load MWh (line 28) to determine the amount of total unrecovered power cost (line 34).
         For accounting purposes, the deferral would be recorded on a monthly basis in FERC Account 182.3, "Other regulatory assets".  Interest would be accrued on any deferred balance at the interest rate applicable to customer deposits.

                                                   Puget Sound Energy
                                              Proposed Power Cost Recovery
                                      Projected Power Costs January - October 2002
                                       AURORA 11-15-2001 average of 40 Water Years
                                                                                                                 Subtotal
                                                                           Jan-02              Feb-02             Jan+Feb

          501   Coal                                                   $     3,011         $     2,768
          547   Natural Gas                                            $    19,227         $    19,383
                Fuel Total                                             $    22,238         $    22,151         $    44,389

          555   Purchase & Interchange                                 $    51,562         $    44,010         $    95,572
          447   Secondary Sale                                         $    (1,836)        $    (1,402)        $    (3,238)
          565   Wheeling                                               $     3,547         $     3,547         $     7,094

          557   Brokerage Fees                                         $       28          $       28          $        56

                Subtotal                                               $    75,539         $    68,334         $   143,873

                BEP Amort incl. in 555                                 $      294          $      294          $       588
                Comp Bid and All Other 557                             $      616          $      616          $     1,232

                Total Net Power Costs                                  $    76,449         $    69,244         $   145,693

                Remove Other 557                                       $     (616)         $     (616)         $    (1,232)
                Non-Core Gas (Credit) Cost                            $    4,876          $    5,242          $    10,119

                Total Tracked Power Costs                              $    80,710         $    73,870         $   154,580
                Load
                                                                         2,134,090           1,806,129
                Delivered Load MWh
                                                                         1,995,374           1,688,730           3,684,105
                Unit Cost $/MWh
                                                                             40.45               43.74               41.96

                Tracked Rate                                                 24.74               24.74               24.74

                Rate Increase Needed
                                                                             15.71               19.00              17.219
                Increase before Gross-up x1000                         $    31,344         $    32,091         $    63,435
                Gross-up for Revenue Sensitive Items
                                                                          0.955234            0.955234            0.955234
                    Total Increase Needed                              $    32,813         $    33,595         $    66,408

                              Puget Sound Energy
                     Proposed Electric Power Cost Recovery
                            Tracked Mills in Rates

Line                                 Description                                           Total
 No.
  6    Electric Cost of Service Study- Docket No. UE-921262
  7    Subtotal Variable Fuel, P&I, Wheeling and Secondary                             $        326,195,099
  8
  9    Energy (Delivered, including losses)
                                                                                             19,622,026,883
  10   Generation Mills
                                                                                                      16.62
  11
  12   Fuel, Purchase & Interchange, Wheeling Rate Increases
  13   1993 Increased Costs                                                             $        85,243,172
  14   1994 Increased Costs                                                             $        31,951,866
  15   1995 Increased Costs                                                             $        32,025,880
  16   1997 Increased Costs                                                             $       (36,648,803)
  17   1998 Increased Costs                                                             $        11,925,258
  18   1999 Increased Costs                                                             $        12,314,503
  19   2000 Increased Costs                                                             $        12,774,139
  20   2001 Increased Costs                                                             $         9,642,648
  21   Subtotal Generation Costs - Increase 1994-2001                                   $       159,228,664
  22
  23   Total Generation Costs - 2001                                                    $       485,423,763
  24
  25   Energy (Delivered, including losses)
                                                                                             19,622,026,883
  26   Tracked Mills in Rates
                                                                                                      24.74
  27
  28   Difference Mills - 1993 vs. 2001
                                                                                                       8.11
  29   % Difference                                                                                   48.81%

         1 For purposes of this Petition, "Unrecovered Power Costs" means the amount by which PSE's actual power costs exceed the amount of average power costs embedded in existing rates (2.474(cent)/kWh).

         2 References to line numbers below are references to line numbers in the attached Spreadsheet A.

         3 References to line numbers below are references to line numbers in the attached Spreadsheet A.